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                              THE SENTINEL FUNDS

       Supplement dated July 19, 2000 to Prospectus dated March 30, 2000

      The financial highlights for the Class A shares of the Balanced Fund were inadvertently omitted from the Financial Highlights section of the Prospectus, on pages 48-49. This information is set forth below.



                                                         Net gains or
                                                         Losses on
                Fiscal        Net asset    Net           Securities                        Dividends
                year          value,       investment    (both Realized   Total From       (from net    Distributions
                (period       beginning    income        and              Investment       investment   (from capital  Total
Fund            ended)        of period    (loss)        Unrealized)      Operations       income)      gains)        Distributions

Balanced        11/30/95       14.08        0.58           2.78            3.36             0.59         0.01               0.60
A               11/30/96       16.84        0.54           2.13            2.67             0.54         0.42               0.96
                11/30/97       18.55        0.56           2.18            2.74             0.55         0.45               1.00
                11/30/98       20.29        0.54           1.76            2.30             0.55         1.16               1.71
                11/30/99       20.88        0.55          (0.03)           0.52             0.54         1.48               2.02



                                                                          Ratio of                     Ratio of
                                                                          Expenses to      Ratio       Net Investment
Fiscal          Net asset                  Net assets    Ratio of         Average net      of Net      Income to Avg.
year            value,        Total        at end of     Expenses to      Assets before    Income to   net assets before  Portfolio
(period         end of        return*      period        average net      Expense          Avg. net    voluntary expense -turnover
ended)          period        (%)          (000 omitted) assets (%)       Reduction**(%)   assets (%)  reimbursements     Rate (%)

11/30/95        16.84          24.4         $  267,103   1.27             1.29             3.77            --               110
11/30/96        18.55          16.6            297,288   1.20             1.22             3.13            --                83
11/30/97        20.29          15.4            314,948   1.16             1.17             2.93            --                63
11/30/98        20.88          12.2            330,067   1.12             1.13             2.69            --                81
11/30/99        19.38           2.6            297,027   1.10             1.12             2.73            --               110



* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include the earnings credits that are received from the custodian and dividend paying agent on cash balances.

    David Alger is now the portfolio manager of the Flex Cap Opportunity Fund. David Hyun is no longer with Alger. David Brownlee is now the portfolio manager of the Bond Fund. With respect to the Balanced Fund, Van Harissis is the leader of the equity team, and Mr. Brownlee is the leader of the bond team. Mr. Buck is no longer directly active in the day to day operations of the Balanced Fund. Also, the sole portfolio manager of the Money Market Fund is now Darlene Coppola. Ms. Coppola, Money Market Trader of Sentinel Advisors, has been employed by Sentinel Advisors or its affiliates since 1974.

    Lastly, the list of persons eligible to purchase Class A shares of the Funds at net asset value, on page 34 of the Prospectus, has been expanded to include all employees of securities dealers that have entered into a sales agreement with Sentinel Financial, rather than only registered representatives of such dealers.